UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016
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Phillips Edison Grocery Center REIT II, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-55438	61-1714451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 28, 2016, Phillips Edison Grocery Center REIT II, Inc. (the “Company”) held its annual meeting of stockholders in Salt Lake City, Utah. The three matters on the agenda for the annual meeting were (1) the election of five directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified (“Matter 1”); (2) three proposals to amend the Company’s charter (“Matter 2”); and (3) permission for the Company’s board of directors to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the proposals to amend the Company’s charter (“Matter 3”).
Matter 1 - Election of Directors
The nominees submitted for election as directors were Jeffrey S. Edison, C. Ann Chao, David W. Garrison, Paul J. Massey, Jr. and Mark D. McDade. The votes cast for, votes withheld and broker non-votes for each of the director nominees were as follows:

Nominee	For	Withheld	Broker Non-Votes
Jeffrey S. Edison	26,520,963.082	1,105,265.214	-
C. Ann Chao	26,520,963.082	1,105,265.214	-
David W. Garrison	26,601,454.517	1,024,773.779	-
Paul J. Massey, Jr.	26,639,603.650	986,624.646	-
Mark D. McDade	26,653,743.584	972,484.712	-
All of the nominees were elected to serve as directors until the next annual meeting of stockholders and until their successors are duly elected and qualified. The voting was closed on Matter 1.
Matter 2 - Three Proposals to Amend the Company’s Charter - Adjournment
The three proposals constituting Matter 2 require the affirmative vote of the holders of at least a majority of the Company’s outstanding shares of common stock entitled to vote thereon in order to pass. Sufficient votes to pass these proposals had not been received at the time of the annual meeting. In accordance with the approval of Matter 3, the Company’s board of directors adjourned the annual meeting with respect to Matter 2 in order to solicit additional proxies until Tuesday, August 2, at 1:30 pm mountain daylight time at 222 S. Main Street, Suite 1730, Salt Lake City, Utah 84101.
Matter 3 - Permission to Adjourn the Annual Meeting to Solicit Additional Proxies if Necessary
The following are the voting results with respect to Matter 3:

For	Against	Abstain	Broker Non-Votes
24,722,263.569	1,344,948.369	1,559,016.358	-
The proposal to permit the Company’s board of directors to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the proposals to amend the Company’s charter, was approved. The voting was closed on Matter 3.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT II, INC.

Dated: July 5, 2016	By:	/s/ R. Mark Addy
R. Mark Addy
President and Chief Operating Officer